WILLAMETTE INDUSTRIES, INC.
                           1986 STOCK OPTION AND STOCK
                            APPRECIATION RIGHTS PLAN
                                   AS AMENDED

         1.  General.  Pursuant to the terms and  conditions  of the  WILLAMETTE
INDUSTRIES, INC., 1986 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN (the "Plan"), hereinafter set forth, the Committee specified in Article 2 may from time to time grant or award to eligible employees of Willamette Industries, Inc. ("Company"), and of those corporations ("Subsidiaries") in which Company owns at least 50 percent of the total combined voting power of all classes of stock, options to purchase shares of the $.50 par value common stock ("Stock") of Company, stock appreciation rights, and restricted Stock (shares of Stock which are awarded subject to restrictions during the vesting period). Such options, stock appreciation rights, and restricted Stock are sometimes referred to herein collectively as "grants and awards." The purpose of the Plan is to motivate special achievement by officers and other key employees of Company and its Subsidiaries by assisting them in acquiring or increasing an equity interest in Company. The options shall be nonqualified stock options subject to Section 83 of the Internal Revenue Code, and not incentive stock options subject to Section 422A of the Internal Revenue Code.

         2. Administration. The Board of Directors of Company ("the Board") shall designate a Committee of not less than three members of the Board ("the Committee") who shall administer the Plan and serve at the pleasure of the Board. The Committee may also have other duties, as would be the case if the Board should designate the Company's Compensation and Nomination Committee (or a successor thereto) to act as the Committee under the Plan. All members of the Committee shall be disinterested persons. For the purposes of the Plan, a member of the Committee shall be a "disinterested person" only if such member is not, at the time any action is taken with regard to the Plan, eligible to receive grants and awards under the Plan, and has not at any time within one year prior thereto been so eligible. Subject to the express provisions of the Plan, the Committee shall have full and final authority, acting in its sole discretion, to interpret the Plan, to establish rules and regulations relating to the Plan and to take such action and make such determinations as the Committee may deem necessary or advisable in the administration of the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any grant or award made thereunder, nor be liable for any good faith reliance upon any report or other information furnished to the Committee by Company's officers, its independent public accountants or by any other person or entity.

         3. Eligibility. Employees eligible to receive grants and awards under the Plan shall be such key employees (including officers, regardless whether they are directors) of Company and its Subsidiaries as may be selected from time to time by the Committee. Any such key employee shall be eligible to receive grants of options to purchase Stock and awards of restricted Stock, but only officers shall be eligible to receive awards of stock appreciation rights. No provision of the Plan shall be construed to prohibit the Committee from making additional grants or awards under the Plan to employees who have previously received grants or awards. No provision of the Plan shall be construed as automatically entitling an employee to a grant or award, regardless whether the employee has received a grant or award in a prior year or has attained a particular executive position or salary level.

         4. Shares Subject to the Plan. Subject to Article 13 hereof, the total number of shares of Stock issuable under the Plan shall not exceed 1,500,000, of which no more than 250,000 may be issued as restricted Stock. For purposes of these limitations, (a) shares previously issued (or that may be issued in the future) on the exercise of options granted prior to this amendment and restatement shall reduce the 1,500,000 maximum limitation, (b) any option which terminates or expires without exercise and without exercise of stock appreciation rights (and without the making of a cash exercise under Article 8) related to that option shall thereafter be deemed not to have been granted, and
(c) shares of restricted Stock which are forfeited shall thereafter be deemed not to have been issued. Shares of Stock available for issue under the Plan shall be authorized and unissued shares or shares acquired by Company and held in treasury.

         5. Stock Options. The Committee may from time to time grant options under the Plan to eligible employees. The price at which a share of Stock may be purchased on exercise of an option shall be fixed by the Committee at the date of grant of such option and shall not be less than the fair market value of a share of Stock at that date. Fair market value, as used in this Article 5 and elsewhere in the Plan, shall, unless the Committee shall determine otherwise, be the closing price of Stock on the date the option is granted as reported on the NASDAQ national market system for such date or, if such closing price is not available for a date (because the date is not a trading date or otherwise), for the next preceding date for which such closing price is available.

         At the time an option is granted, the Committee shall specify the period during which it is not exercisable, and whether the option is to be thereafter exercisable in full or in installments. The Committee may at any time after the grant accelerate the exercisability of the option. Notwithstanding the foregoing, no portion of an option covered by related stock appreciation rights may be exercised within six months of the date of grant. Options granted under the Plan shall expire not more than ten years and two days from the date of the grant of the option as specified by the Committee at date of grant.

         No employee to whom an option is granted shall be entitled to any of the rights of a shareholder of Company with respect to any shares covered by the option until certificates representing such shares have been issued to the employee.

         No option may be transferred except by will or the laws of descent and distribution and, during the lifetime of an employee to whom an option is granted, such option may be exercised only by the employee, the employee's guardian or legal representative.

         Upon termination of employment for any reason other than death, disability, or retirement ("disability" and "retirement" are defined in Article
8A) of an employee to whom an option has been granted, the employee may, at any time prior to the earlier of (a) 30 days after termination of employment or (b) the expiration of the stated period of the option, exercise the option to the same extent, if any, that the option was exercisable by the employee on the date of termination of employment under the terms of the option. Notwithstanding the foregoing, the Committee may in its discretion, after giving consideration to the circumstances of the termination of employment of an employee to whom an option has been granted, extend said 30-day period to a period of three years after termination of employment. The option shall expire on the date of termination of employment to the extent it was not then exercisable and otherwise shall expire upon the earlier of 30 days (three years, if the Committee has extended the period) after termination of employment or the expiration of the stated period of the option.

         Upon the termination of employment by reason of death, disability, or retirement of an employee to whom an option has been granted, the employee (or, in case of death, any person or persons, including the legal representative of the employee's estate, to whom the option passes by will or by the laws of descent and distribution) may, at any time prior to the earlier of (a) three years after termination of employment or (b) the expiration of the stated period of the option, exercise the option to the same extent, if any, that the option was exercisable by the employee on the date of termination of employment under the terms of the option. The option shall expire on the date of termination of employment to the extent it was not then exercisable and otherwise shall expire upon the earlier of three years after termination of employment or the expiration of the stated period of the option.

         Payment upon exercise of an option shall be made in cash, by certified check or bank draft payable to the order of Company or, at the Committee's discretion, in whole or in part in any other form, including by personal check or by the delivery to Company of shares of Stock previously acquired by the employee or by any combination of the foregoing.

         6. Stock Appreciation Rights. The Committee may, at the time of grant of an option, or at such later date during the term of the option as the Committee may determine, make an award of stock appreciation rights in conjunction with the option. A "stock appreciation right" is a right to receive cash as provided in this Article 6. The maximum number of stock appreciation rights that may be awarded to an optionee is 50 percent of the number of shares of Stock covered by the related option. Any exercise of the related option shall reduce the number of stock appreciation rights available for exercise. For each one share of Stock covered by the exercise of the related option, the number of stock appreciation rights shall be reduced by 50 percent of one stock appreciation right (except that, if the number of stock appreciation rights that had been awarded to the optionee is a lesser percentage than the maximum allowable 50 percent of the number of shares covered by the related option, then the reduction shall be limited to such lesser percentage of one stock appreciation right).

         A stock appreciation right may be exercised only at the same time as an exercise of the related option. The maximum number of stock appreciation rights that can be then exercised is 50 percent of the number of shares of Stock to be purchased at that time under the option (except that, if the number of stock appreciation rights that had been awarded to the optionee is a lesser percentage than the maximum allowable 50 percent of the number of shares covered by the related option, then the maximum number of stock appreciation rights that can be then exercised shall be such lesser percentage of the number of shares of Stock to be purchased). Any exercise of stock appreciation rights shall reduce the number of shares of Stock covered by the related option. For each one stock appreciation right exercised, the number of shares shall be reduced by two (unless the number of stock appreciation rights that had been awarded to the optionee is a lesser percentage than the maximum allowable 50 percent, in which case the reduction shall be a correspondingly higher number of shares).

         Upon the exercise of a stock appreciation right, the optionee shall be entitled to the excess of the fair market value of one share of Stock on the date of such exercise over the purchase price per share specified in the related option, multiplied by the number of stock appreciation rights so exercised.

         Except as otherwise provided in this Article 6, stock appreciation rights shall be exercisable and expire on the same terms and conditions as the options to which they relate and shall be subject to the same restraints on transferability, except that stock appreciation rights shall be exercisable only during such periods as may be permissible without causing the employee to incur liability under Section 16(b) of the Securities Exchange Act of 1934, and if a termination of employment occurs by reason of discharge for cause or voluntary resignation the employee's stock appreciation rights shall expire on the date of termination of employment.

         6A. Awards of Restricted Stock. The Committee may from time to time make awards of restricted Stock under the Plan to eligible employees.

         At the time an award is made, the Committee shall specify the waiting period or periods during which the shares are not vested. The vesting of shares may be dependent on a period of subsequent employment, on the attainment of performance goals, or both. The Committee may at any time after the award accelerate the vesting as to part or all the shares awarded.

         During the waiting period, the employee shall have all the rights of a shareholder of Company as to the nonvested shares, except that the shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Certificates representing awarded shares shall be registered in the name of the employee but held (with a stock power endorsed in blank) by Company during the vesting period.

         The shares shall vest and be delivered to the employee or legal representative free of restrictions at the end of the original or accelerated vesting period, upon the attainment of specified performance goals or, if earlier, upon death, disability, or retirement ("disability" and "retirement" are defined in Article 8A).

         Upon termination of employment for any reason other than death, disability, or retirement of an employee to whom an award has been made, any nonvested shares shall be forfeited. If any performance criteria are not met within the time specified for such criteria, the nonvested shares subject to such criteria shall be forfeited.

         The Committee may, in its discretion, provide that a portion of the award of restricted Stock shall be made in cash rather than shares. Any such cash shall be payable at the same time or times as the shares to which the cash relates become vested. If shares are forfeited, the related amount of unpaid cash shall also be forfeited.

         7. Change in Control. For purposes of the Plan, "change in control" means the occurrence of any of the following events without approval by the affirmative vote of at least two thirds of those members of the Board who (i) are members of the Board immediately prior to the event, and (ii) are not employees of Company or a Subsidiary:

                  (a) The merger or consolidation of Company with, or the sale of all or substantially all the assets of Company to, any person or entity or group of associated persons or entities.

                  (b) The attainment of direct or indirect beneficial ownership of securities of Company which in the aggregate represent 20 percent or more of the total combined voting power of Company's then issued and outstanding securities by any person or entity or group of associated persons or entities acting in concert who is not affiliated (within the meaning of the Securities Act of 1933) with Company as of February 13, 1986; provided, however, the Board may at any time in its discretion increase the 20 percent requirement but not beyond 40 percent.

                  (c) The approval by the shareholders of Company of any plan or proposal for the liquidation or dissolution of Company.

         A change in control shall also be deemed to occur upon a change in the membership of the Board at any time during any consecutive 24-month period such that the "continuity" directors cease for any reason to constitute at least 70 percent of the Board. The continuity directors are those members of the Board who were either (i) members of the Board at the beginning of such consecutive 24-month period, or (ii) elected by, or on the nomination or recommendation of, at least two thirds of the members of the Board.

         If a change in control occurs, all options and stock appreciation rights previously granted or awarded which are not fully exercisable shall become exercisable in full upon the date of such occurrence and shall remain so exercisable until the earlier of (a) three years after the date of such occurrence, or (b) the expiration of the stated period of the option. After the end of the three-year period, the options and rights shall revert to being exercisable in accordance with their terms, although no option or rights which have previously been exercised or otherwise terminated shall become exercisable. Notwithstanding the foregoing, neither stock appreciation rights nor the portion of the related option covered by the stock appreciation rights may be exercised within six months of the date of award or grant of the rights or option.

         Notwithstanding the provisions of Articles 5 and 6 relating to the expiration of options and stock appreciation rights in connection with termination of employment, upon termination of employment for any reason (other than by reason of conduct which constitutes a felony under federal law or the law of the state in which the employee resides) within the two-year period following the occurrence of a change in control, the option and rights may be exercised at any time prior to the earlier of (a) three years after termination of employment or (b) the expiration of the stated period of the option.

         If a change in control occurs, all shares of restricted Stock previously awarded which are not vested shall become vested upon the date of such occurrence.

         8. Right to Receive Cash on Change in Control. If a change in control, as defined in Article 7, occurs, each employee (including those who are not officers) holding an unexercised option, and regardless whether the option is then otherwise fully exercisable, may make a cash exercise of all or any portion of the option in lieu of the purchase of Stock under the option. A cash exercise may be made, without any payment to Company, by surrendering unexercised the option (and any related stock appreciation rights) or any portion thereof. Upon such exercise and surrender, the optionee shall be entitled to receive cash (less applicable withholding taxes) in an amount equal to the excess of the aggregate fair market value of the shares of Stock covered by the option, or the relevant portion thereof, on the date of such exercise and surrender over the aggregate exercise price of such Stock under the option. The cash exercise may be made only during the period beginning on the first day following the date on which Company has actual knowledge of the actual occurrence of the change in control and ending on the 45th day following such date. Notwithstanding the foregoing, no cash exercise may be made by an officer of Company or its Subsidiaries within six months of the date of grant of the option and no cash exercise may be made by any optionee after the expiration of the stated period of the option.

         8A. Disability; Retirement. "Disability" for purposes of this Plan shall have the same meaning as "total and permanent disability" under the Willamette Industries, Inc., and Associated Companies Salaried Employees' Retirement Plan (regardless whether the employee is covered by such Retirement
Plan). With respect to grants and awards made on or after August 9, 1990, "retirement" shall mean:

                  (a) Termination of employment at or after attainment of age 62, provided the employee has (or would have, if covered by such Retirement Plan) at least ten vesting credits as defined under such Retirement Plan, or

                  (b) Termination of employment at or after attainment of age 65, regardless of the number of such vesting credits, if any.

         9. Employee Agreement. Each employee to whom a grant or award is made under the Plan shall execute an appropriate agreement with respect to such grant or award referring to the terms and conditions thereof and of the Plan. The form of agreements may be changed from time to time and need not be identical among those receiving the grants or awards.

         10. Withholding Taxes. Company shall have the right to deduct from all cash payments made under the Plan any federal, state or local taxes required by law to be withheld with respect to such cash payments, and, in the event such cash payments are insufficient to cover the required withholding, the employee or other person receiving such payment may be required to pay to Company the additional amount necessary for this purpose. In the case of an exercise of an option or an award of restricted Stock, the employee or other person exercising such option or taxable in connection with such award may be required to pay to Company the amount of any such taxes that Company is required to withhold with respect to such exercise or award. Company shall also have the right to deduct any such taxes from the shares that would otherwise be issued to or vest in the employee or other person.

         The Committee may, in its discretion, allow the employee or other person to make the required payment to Company by delivery of shares of previously acquired Stock.

         11. Employment. Nothing contained in the Plan or in any grant or award under the Plan shall confer upon any employee any right with respect to the continuation of employment with Company or its Subsidiaries or interfere in any way with the right of Company or its Subsidiaries to terminate the employee's employment at any time. Nothing contained in the Plan shall confer upon any employee or other person any claim or right to any grant or award under the Plan.

         12. Governmental Compliance. Each grant and award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that the listing, registration or qualification of any shares issuable thereunder upon any securities exchange or under any federal or state law, or the consent or approval of any governmental or self-regulatory body is necessary or desirable as a condition thereof, or in connection therewith, no such grant or award may be exercised or shares issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         13. Adjustments. The right and power of Company to provide for reclassifications, reorganizations, recapitalizations, stock splits, stock dividends, combination of shares, merger, consolidation or any other change in the capital structure or shares of Company shall not be affected by the Plan. In the event of any such action, the Committee or the Board may make such adjustments, if any, as it may deem appropriate in the number of shares available for grants and awards under the Plan and to grants and awards made under the Plan.

         14. Expenses. The expenses of administering the Plan shall be borne by Company.

         15. Termination. No grants or awards under the Plan shall be made after April 14, 1996, or such earlier date as the Board may determine.

         16. Successors and Assigns. The provisions of the Plan (and interpretations and determinations made by the Committee pursuant thereto) shall be conclusive and binding upon Company and its Subsidiaries, their successors and assigns and upon each employee receiving grants or awards under the Plan and the employee's heirs, successors and assigns.

         17. Amendment. The Plan may be amended by the Board as it deems advisable, provided that no such amendments shall adversely affect the rights of employees to whom grants and awards under the Plan shall have been made without the consent of the employees affected thereby, nor shall the Board, without approval of Company's shareholders:

                  (a) Except as provided in Article 13, increase the number of shares of Stock that are subject to the Plan;

                  (b) Extend the period during which grants and awards under the Plan may be made or exercised;

                  (c) Otherwise materially increase the benefits accruing to participants under the Plan;

                  (d)  Amend  the   requirements  of  the  Plan  in  respect  of
         eligibility to receive or to exercise grants and awards under the Plan; or

                  (e) Establish the price at which shares may be purchased on the exercise of an option at less than the fair market value of the Stock at the time the option is granted.